YEAR 2000 ISSUES (UNAUDITED)

  The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund' s other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

DREYFUS GLOBAL GROWTH FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  We  are  pleased to provide you with this report for the Dreyfus Global Growth
Fund for the 12-month period ended December 31, 1998. Your Fund produced a modest total return of 1.16% for 1998,* which compares unfavorably with the
14.46%  total  return  for the Lipper Global Funds Category Average for the year
under    review.**

  There  are  two  major  reasons  for  the  disappointing  year  your  Fund has experienced. Both have to do with the turbulent world market conditions of August and September, 1998. First, in an effort to protect assets during the period of turmoil, your Fund's foreign currency exposure was completely hedged. Hedging is meant to offset an increase in the value of the U.S. dollar versus foreign currencies, and is generally considered a defensive strategy. During the recent market turmoil, the value of the dollar decreased, even as investors around the world rushed to invest in "safe haven" assets such as U.S. government bonds. Thus, our hedging strategy resulted in losses for your Fund in the August
and    September    portion    of    the    year    just    ended.

The second reason for the Fund's underperformance was its substantial position in European financial stocks. You may recall financial stocks around the world performed very poorly in August and September as the emerging-market crisis spread to Russia and a large U.S.-based investment fund required financial support from its banks. Although most of the banks and insurance companies held by your Fund are primarily involved in local European markets, generally their stock prices declined as sharply as those of the large international banks and more than many other nonfinancial stocks. A few examples of the Dreyfus Global Growth Fund holdings that sustained such losses are the local Finnish insurer Sampo Insurance Cl.A, Dutch insurer ING Groep, and Schweizerische Lebensversicherungs- und Rentenanstalt. Prices of these issues experienced some recovery by fiscal year-end.

  Beyond the difficulties described above, shares of a number of growth companies held by your Fund performed quite well over the period. Two of these, COLT Telecom and Olivetti, are entrants in the newly deregulated European telecom market. As a result of very high levels of customer and revenue growth, these stocks performed very well. Other strong performers in 1998 were the German retailer Douglas Holding and Japanese disk drive equipment-maker NIDEC.

INVESTMENT APPROACH

The Portfolio's strategy during the fiscal year included having a wide variety of holdings in 15 to 25 markets around the world, exposure to rapidly growing emerging markets when they were attractive for investment, and active currency management. The crucial challenge was trying to judge the relative attractiveness of various markets when there could be scores to choose from. We looked to address this challenge by evaluating information on growth, valuation, interest rates, liquidity, technical factors and currency in each of the world's major markets. Our work in these areas was driven by PC-based tools developed over time. Markets and industry sectors were overweighted, underweighted or market-weighted relative to the Morgan Stanley Capital International World Index ("World").((+)) Dreyfus Global Growth Fund invested in emerging markets when, in our opinion, significant opportunities presented themselves in this asset class

  In the investment process, stocks were managed in a disciplined way. We searched for stocks expected to have higher earnings growth rates than the market in which they trade. Attractive companies often made a corporate change in management, strategy or business structure that we believed could positively alter their future growth rate. Generally, stocks purchased also needed to have attractive valuations relative to both their own history and that of the local market. Companies typically have been sold when growth was forecast to fall below our own or consensus estimates, the valuation target was reached or the weighting in that market reduced as a result of an asset allocation decision

STRATEGY

  Looking across world markets through the filter of our six screens - growth, valuation, interest rates, liquidity, currency, and technical analysis - is not an easy task in a world undergoing so much change. Let us take a moment and survey the big picture before focusing on specific opportunities in each region

  We believe that economic growth is likely to be slow in 1999. The full effect of the difficulties that began in Asian emerging markets in the summer and fall of 1997 has begun to hit the developed economies in Europe and the U.S., even while it has been causing deeper problems for the already troubled Japanese economy. The Dreyfus Global Growth Fund research team estimates that the strongest growth potential in both GDP and earnings should be in continental Europe. We believe that earnings growth potential there compares favorably with another year of anticipated earnings decline in Japan and most emerging markets, as well as in the U.K. Global stock valuations had been rather stretched in the summer of 1998 but became much more attractive following the sharp market correction of August and September. Stocks in continental Europe were trading on an average of 20 times estimated 1999 earnings at the end of the fiscal period. We think that Japanese stocks, while not cheap on projected earnings, exhibited attractive valuations in the areas of price/book, price/sales and price/cash flow ratios. We believe that many emerging-market equities also seem cheap. It is our belief, from our six-factor analysis, that there could be a broad decline in interest rates. Generally, the Dreyfus Global Growth Fund research team currently expects interest rates to decline substantially in both continental Europe and the U.K. in 1999 and to remain low in the rest of the world

  All in all, continental Europe continued to look like an attractive place for investment. In addition to a relatively favorable outlook for growth, valuation and interest rates, three additional positive factors are worth mentioning. First, continental companies have continued to restructure and move toward the investment perspective of the shareholders. Second, private pension systems and equity-oriented savings plans began to find favor. Third, continental European governments appear to have the financial resources to spur growth with fiscal policy should they decide this is necessary. Where specific stocks are concerned, the Dreyfus Global Growth Fund investment team continued to find attractive growth at a reasonable price among many of the regional banks and insurance companies on the Continent during the fiscal year. Many of these are in the process of restructuring. Among your Fund's core holdings in this area are Skandia Forsakrings AB of Sweden and Schweizerische Lebensversicherungs- und Rentenanstalt. As mentioned in the first portion of this letter, the newly deregulated telecom services business was a profitable investment area for your Fund in the fiscal year ended December 31, 1998. Core positions in the telecom
area   include   COLT   Telecom,   Olivetti,   Mannesmann,   and   NetCom   AB.

Although, in our opinion, overall prospects for the U.K. are less buoyant than those of the Continent, a number of stocks with attractive growth prospects and valuation are held in the U.K. portion of the portfolio. Perhaps most interesting among these is British Sky Broadcasting, one of the pioneers in the digital television broadcasting industry in the country. Overall, however, your Fund remains underweight in the U.K. market compared to that market's weight in
the    World    Index.

  In the U.S., valuations were higher and earnings growth was lower than in Continental Europe. These were the main issues that made the U.S. market less attractive than Continental Europe in our view. Nevertheless, the U.S. market constituted the second largest investment for the Fund after continental Europe. It is our opinion that the U.S., the world's largest market, continued to offer many individual stock opportunities. The Fund's core investments in the U.S. market include telecom giant MCI WorldCom, Waste Management, the environmental
services    company,   and,   in   the   technology   area,   Hewlett-Packard.

  Dreyfus Global Growth Fund remained underweight in the Japanese market. Calendar 1999 looks to us to be another year of declining GDP and earnings in Japan. Although (as noted above) stocks appeared cheap on some measures in that market, investor enthusiasm has been restrained by ongoing questions not only about growth but also about the commitment of the Japanese government and companies to reform. On the government level, deregulation of the economy and reform of the banking system remained a stop-and-go process. Some deregulatory steps have been taken in industries such as retailing, but much more needs to be done. In the bank sector, the government moved to inject new capital into the banks but, sadly, not to reform the practices under which loans are made and bad loans are recognized and provided for on the balance sheet. Some private companies began to restructure and recognize shareholders as the true owners of the company, but this is a small minority at present.

  Where emerging markets are concerned, we believe one could be a bit more sanguine today, but not bullish on the asset class in general. Economic growth is not, in our view, going to return to the Asian emerging markets in 1999. The picture in Latin America currently appears more positive to us. The Dreyfus Global Growth Fund research team believes that Latin markets have been unfairly painted with the "Asian emerging-market" brush. Reforms are being enacted and implemented in Brazil, the region's largest nation. Brazilian stocks, valued at price-to-earnings ratios of 6 to 9, represent some of the cheapest stocks in the world in our view. The Fund began to make small investments in this region during the fiscal period.

As manager of Dreyfus Global Growth Fund, I look forward to communicating with you again in 1999 in the
semi-annual    shareholder    letter.

               Sincerely,


               [Ron Chapman signature]


               Ron Chapman

               Portfolio Manager

January 21, 1999

New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.

**   SOURCE: LIPPER ANALYTICAL SERVICES, INC.

(+)SOURCE: LIPPER ANALYTICAL SERVICES, INC.-- Unlike the Fund, which may invest in various types of securities and engage in different investment techniques, the Morgan Stanley Capital International World Index is an unmanaged index of global stock market performance, including the United States, Canada, Europe, Australia, New Zealand and the Far East. The Index includes net dividends reinvested.


DREYFUS GLOBAL GROWTH FUND                                  DECEMBER 31, 1998
-----------------------------------------------------------------------------

 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS GLOBAL GROWTH
         FUND AND THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX

                                    Dollars

$36,159

Dreyfus Global Growth Fund

$32,190

Morgan Stanley Capital International World Index*

*Source: Lipper Analytical Services, Inc.

Average Annual Total Returns
-----------------------------------------------------------------------------

  One Year Ended                   Five Years Ended                   Ten Years Ended               From Inception (4/10/87)

December 31, 1998                  December 31, 1998                 December 31, 1998                to December 31, 1998

__________________               __________________                 __________________              _________________________
       1.16%                             5.68%                             8.93%                             11.58%
------------------------

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus Global Growth Fund on 4/10/87 (Inception Date) to a $10,000 investment made in the Morgan Stanley Capital International World Index on that date. For comparative purposes, the value of the Index on 3/31/87 is used as the beginning value on 4/10/87. All dividends and capital gain distributions are reinvested.

The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Morgan Stanley Capital International World Index, which is the property of Morgan Stanley & Co. Incorporated, is an unmanaged index of global stock market performance, including the United States, Canada, Europe, Australia, New Zealand and the Far East and includes net dividends reinvested. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.


DREYFUS GLOBAL GROWTH FUND
------------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                    DECEMBER 31, 1998

Common Stocks--94.3%                                                                         Shares                  Value
-------------------------------------------------------------------------------         ----------------         ---------------
                       Brazil--2.7% Companhia de Saneamento Basico do

                                      Estado de Sao Paulo  . . . . . . . . . . . . .             11,000           $     832,988

                                    Embratel Participacoes, ADS  . . . . . . . . . .             14,400                 200,700

                                    Tele Celular Sul Participacoes, ADS  . . . . . .              1,440                  25,110

                                    Tele Centro Oeste Celular Participacoes, ADS . .              4,800                  14,100

                                    Tele Centro Sul Participacoes, ADS . . . . . . .             15,780                 659,801

                                    Tele Leste Celular Participacoes, ADS  . . . . .                288                   8,172

                                    Tele Nordeste Celular Participacoes, ADS . . . .                720                  13,320

                                    Tele Norte Celular Participacoes, ADS  . . . . .                288                   6,498

                                    Tele Norte Leste Participacoes, ADS  . . . . . .             14,400                 179,100

                                    Tele Sudeste Celular Participacoes, ADS  . . . .              2,880                  59,580

                                    Telecomunicacoes Brasileiras, ADS  . . . . . . .             14,400                   1,575

                                    Telemig Celular Participacoes, ADS . . . . . . .                720                  15,300

                                    Telesp Celular Participacoes, ADS  . . . . . . .              5,760                 100,800

                                                                                                                   ____________

                                                                                                                      2,117,044

                                                                                                                   ____________


                      France--6.2%  Accor  . . . . . . . . . . . . . . . . . . . . .              2,500                 541,513

                                    Alcatel  . . . . . . . . . . . . . . . . . . . .              5,000                 612,223

                                    Axa  . . . . . . . . . . . . . . . . . . . . . .              7,000               1,015,001

                                    Pathe  . . . . . . . . . . . . . . . . . . . . .              3,500                 977,409

                                    Rhone-Poulenc  . . . . . . . . . . . . . . . . .             17,000                 875,228

                                    Suez Lyonnaise des Eaux  . . . . . . . . . . . .              4,000                 822,026

                                    Vivendi (Warrants) . . . . . . . . . . . . . . .              7,000                  18,170

                                                                                                                   ____________

                                                                                                                      4,861,570

                                                                                                                   ____________


                     Germany--4.6%  Douglas Holding  . . . . . . . . . . . . . . . .             13,000                 788,304

                                    Douglas Holding (New)  . . . . . . . . . . . . .              2,300                 124,280

                                    Hoechst  . . . . . . . . . . . . . . . . . . . .             19,500                 808,988

                                    Linde  . . . . . . . . . . . . . . . . . . . . .                650                 400,006

                                    Mannesmann . . . . . . . . . . . . . . . . . . .              5,000                 573,367

                                    Muenchener Rueckversicherungs-Gesellschaft . . .              2,000                 969,020

                                                                                                                   ____________

                                                                                                                      3,663,965

                                                                                                                   ____________


                     Ireland--4.8%  Bank of Ireland  . . . . . . . . . . . . . . . .            129,000               2,875,468

                                    Ryanair, ADS . . . . . . . . . . . . . . . . . .             25,000  (a)            943,750

                                                                                                                   ____________

                                                                                                                      3,819,218

                                                                                                                   ____________


                       Italy--6.7%  Banca Nazionale del Lavoro . . . . . . . . . . .            300,000  (a)            896,757

                                    Istituto Nazionale delle Assicurazioni . . . . .            350,000                 927,777

                                    Olivetti . . . . . . . . . . . . . . . . . . . .            400,000  (a)          1,398,472

                                    Seat Pagine Gialle . . . . . . . . . . . . . . .          1,200,000  (a)            922,046

                                    Telecom Italia . . . . . . . . . . . . . . . . .            110,000                 938,535

                                    Unione Immobiliare . . . . . . . . . . . . . . .            350,000  (a)            182,845

                                                                                                                   ____________

                                                                                                                      5,266,432

                                                                                                                   ____________


                       Japan--9.7%  Daikin Industries  . . . . . . . . . . . . . . .             50,000                 494,569

                                    Hitachi  . . . . . . . . . . . . . . . . . . . .             80,000                 494,569

DREYFUS GLOBAL GROWTH FUND
------------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED) DECEMBER 31, 1998

Common Stocks (continued)                                                                   Shares                  Value
-------------------------------------------------------------------------------         ----------------         ---------------

                 Japan (continued)  Honda Motor  . . . . . . . . . . . . . . . . . .             25,000           $     819,129

                                    Hosiden  . . . . . . . . . . . . . . . . . . . .             30,000                 522,476

                                    Mitsui Chemicals . . . . . . . . . . . . . . . .            170,000                 590,038

                                    NIDEC  . . . . . . . . . . . . . . . . . . . . .              6,000                 732,845

                                    NTT Mobile Communication Network . . . . . . . .                  6                 246,401

                                    Nintendo . . . . . . . . . . . . . . . . . . . .              5,000                 483,529

                                    Nippon Telegraph & Telephone . . . . . . . . . .                 30                 231,034

                                    Ryohin Keikaku . . . . . . . . . . . . . . . . .              5,000                 664,576

                                    Sekisui House  . . . . . . . . . . . . . . . . .             40,000                 422,150

                                    Sumitomo Trust & Banking . . . . . . . . . . . .            390,000               1,033,295

                                    TDK  . . . . . . . . . . . . . . . . . . . . . .             10,000                 912,302

                                                                                                                   ____________

                                                                                                                      7,646,913

                                                                                                                   ____________


                      Mexico--2.5%  Grupo Televisa, GDS  . . . . . . . . . . . . . .             46,200  (a)          1,140,563

                                    Telefonos de Mexico, ADS . . . . . . . . . . . .             16,300                 793,606

                                                                                                                   ____________

                                                                                                                      1,934,169

                                                                                                                   ____________


                 Netherlands--4.0%  ING Groep  . . . . . . . . . . . . . . . . . . .             16,000                 976,181

                                    Koninklijke (Royal) Philips Electronics  . . . .             11,000                 744,563

                                    Schlumberger . . . . . . . . . . . . . . . . . .             30,800               1,420,650

                                                                                                                   ____________

                                                                                                                      3,141,394

                                                                                                                   ____________


                       Norway--.9%  Merkantildata  . . . . . . . . . . . . . . . . .             75,000                 736,980

                                                                                                                   ____________


                    Portugal--2.7%  Banco Portugues do Atlantico . . . . . . . . . .              7,600  (a)            155,755

                                    Brisa-Auto Estradas de Portugal  . . . . . . . .             25,000               1,471,605

                                    Portugal Telecom . . . . . . . . . . . . . . . .             10,000                 458,496

                                                                                                                   ____________

                                                                                                                      2,085,856

                                                                                                                   ____________


                 South Africa--.7%  Investec Group . . . . . . . . . . . . . . . . .              9,000                 305,587

                                    Liberty Life Association of Africa . . . . . . .             18,000                 247,526

                                                                                                                   ____________

                                                                                                                        553,113

                                                                                                                   ____________


                       Spain--7.4%  Adolfo Dominguez . . . . . . . . . . . . . . . .             15,000  (a)            302,762

                                    Aldeasa  . . . . . . . . . . . . . . . . . . . .             22,000                 866,364

                                    Banco Santander  . . . . . . . . . . . . . . . .             60,000               1,194,109

                                    Centros Comerciales Pryca  . . . . . . . . . . .             30,000                 931,574

                                    Repsol . . . . . . . . . . . . . . . . . . . . .             18,000                 961,639

                                    Telefonica . . . . . . . . . . . . . . . . . . .             35,000               1,558,623

                                    Telefonica (Rights)  . . . . . . . . . . . . . .             35,000                  31,123

                                                                                                                   ____________

                                                                                                                      5,846,194

                                                                                                                   ____________


                      Sweden--5.1%  Electrolux AB  . . . . . . . . . . . . . . . . .             57,500                 987,255

                                    Fastighets AB Balder . . . . . . . . . . . . . .              1,800  (a)             19,939

                                    NetCom AB  . . . . . . . . . . . . . . . . . . .             21,000  (a)            852,945

                                    Skandia Forsakrings AB . . . . . . . . . . . . .             40,000                 610,477

DREYFUS GLOBAL GROWTH FUND
------------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED) DECEMBER 31, 1998

Common Stocks (continued)                                                                   Shares                  Value
-------------------------------------------------------------------------------         ----------------         ---------------

                Sweden (continued)  Svenska Handelsbanken, Cl. A . . . . . . . . . .             18,000           $     757,680

                                    Telefonaktiebolaget LM Ericsson  . . . . . . . .             34,000                 807,650

                                                                                                                   ____________

                                                                                                                      4,035,946

                                                                                                                   ____________


                 Switzerland--2.3%  Nestle . . . . . . . . . . . . . . . . . . . . .                300                 652,839

                                    Schweizerische Lebensversicherungs-

                                      und Rentenanstalt  . . . . . . . . . . . . . .                900                 668,122

                                    UBS  . . . . . . . . . . . . . . . . . . . . . .              1,625                 499,090

                                                                                                                   ____________

                                                                                                                      1,820,051

                                                                                                                   ____________


              United Kingdom--7.9%  ARM Holdings . . . . . . . . . . . . . . . . . .             30,600  (a)            648,097

                                    British Petroleum  . . . . . . . . . . . . . . .             60,000                 892,779

                                    British Sky Broadcasting . . . . . . . . . . . .             70,000                 529,782

                                    COLT Telecom . . . . . . . . . . . . . . . . . .             68,000  (a)          1,010,689

                                    Diageo . . . . . . . . . . . . . . . . . . . . .             37,128                 421,033

                                    Granada  . . . . . . . . . . . . . . . . . . . .             41,000                 722,223

                                    Vodafone . . . . . . . . . . . . . . . . . . . .             70,000               1,132,677

                                    Zeneca . . . . . . . . . . . . . . . . . . . . .             19,000                 824,358

                                                                                                                   ____________

                                                                                                                      6,181,638

                                                                                                                   ____________


              United States--26.1%  AT&T . . . . . . . . . . . . . . . . . . . . . .             16,000               1,204,000

                                    BankAmerica  . . . . . . . . . . . . . . . . . .             28,700               1,725,588

                                    BankBoston . . . . . . . . . . . . . . . . . . .             19,500                 759,281

                                    Chubb  . . . . . . . . . . . . . . . . . . . . .             11,400                 739,575

                                    Citigroup  . . . . . . . . . . . . . . . . . . .             18,250                 903,375

                                    Exxon  . . . . . . . . . . . . . . . . . . . . .             22,400               1,638,000

                                    Hewlett-Packard  . . . . . . . . . . . . . . . .             24,000               1,639,500

                                    IDX Systems  . . . . . . . . . . . . . . . . . .             18,200  (a)            800,800

                                    Intel  . . . . . . . . . . . . . . . . . . . . .             13,500               1,600,594

                                    MCI WorldCom . . . . . . . . . . . . . . . . . .             23,119  (a)          1,658,788

                                    McDonald's . . . . . . . . . . . . . . . . . . .             15,500               1,187,688

                                    Newell . . . . . . . . . . . . . . . . . . . . .             29,000               1,196,250

                                    Parametric Technology  . . . . . . . . . . . . .            102,300  (a)          1,675,162

                                    Texaco . . . . . . . . . . . . . . . . . . . . .             26,000               1,374,750

                                    Texas Utilities  . . . . . . . . . . . . . . . .             17,000                 793,688

                                    Waste Management . . . . . . . . . . . . . . . .             34,600               1,613,225

                                                                                                                   ____________

                                                                                                                     20,510,264

                                                                                                                   ____________

                                    TOTAL COMMON STOCKS

                                      (cost $65,461,583) . . . . . . . . . . . . . .                                $74,220,747

                                                                                                                   ____________


Preferred Stocks--2.3%
--------------------------------------------------------------------------------

                           Brazil:  Companhia Energetica de Minas Gerais . . . . . .             37,685           $     717,339

                                    Telecomunicacoes de Sao Paulo  . . . . . . . . .              8,000               1,090,458

                                                                                                                   ____________

                                    TOTAL PREFERRED STOCKS

                                      (cost $2,331,028)  . . . . . . . . . . . . . .                               $  1,807,797

                                                                                                                   ____________

DREYFUS GLOBAL GROWTH FUND
------------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED) DECEMBER 31, 1998

                                                                                           Principal

Short-Term Investments--3.5%                                                                Amount                  Value
-------------------------------------------------------------------------------         ----------------       -----------------

              U.S. Treasury Bills:  4.37%, 3/18/99 . . . . . . . . . . . . . . . . .       $    711,000           $     704,707

                                    4.44%, 3/25/99 . . . . . . . . . . . . . . . . .          2,023,000               2,002,756

                                                                                                                   ____________

                                    TOTAL SHORT-TERM INVESTMENTS

                                      (cost $2,706,730)  . . . . . . . . . . . . . .                               $  2,707,463
                                                                                                                   ____________

TOTAL INVESTMENTS (cost $70,499,341) . . . . . . . . . . . . . . . . . . . . . . . .             100.1%             $78,736,007
                                                                                                _______            ____________

LIABILITIES, LESS CASH AND RECEIVABLES . . . . . . . . . . . . . . . . . . . . . . .               (.1%)          $     (51,594)
                                                                                                _______            ____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             100.0%             $78,684,413
                                                                                                _______            ____________

Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a) Non-income producing.

                      SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS GLOBAL GROWTH FUND
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                         DECEMBER 31, 1998

                                                                                                    Cost              Value
                                                                                                _____________      ____________
ASSETS:                    Investments in securities--See Statement of Investments . . . .        $70,499,341       $78,736,007

                           Cash  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                            2,185,253

                           Dividends receivable  . . . . . . . . . . . . . . . . . . . . .                              248,415

                           Receivable for investment securities sold . . . . . . . . . . .                              218,486

                           Net unrealized appreciation on forward currency
                             exchange contracts--Note 4(a) . . . . . . . . . . . . . . . .                               20,250

                           Prepaid expenses  . . . . . . . . . . . . . . . . . . . . . . .                                8,959

                                                                                                                  _____________

                                                                                                                     81,417,370

                                                                                                                  _____________

LIABILITIES:               Due to The Dreyfus Corporation and affiliates . . . . . . . . .                               54,356

                           Due to Distributor  . . . . . . . . . . . . . . . . . . . . . .                               16,628

                           Payable for investment securities purchased . . . . . . . . . .                            1,882,963

                           Payable for shares of Beneficial Interest redeemed  . . . . . .                              666,316

                           Accrued expenses  . . . . . . . . . . . . . . . . . . . . . . .                              112,694

                                                                                                                  _____________

                                                                                                                      2,732,957

                                                                                                                  _____________

NET ASSETS     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          $78,684,413

                                                                                                                  _____________

REPRESENTED BY:            Paid-in capital . . . . . . . . . . . . . . . . . . . . . . . .                          $71,245,817

                           Accumulated undistributed investment income--net  . . . . . . .                               16,065

                           Accumulated net realized gain (loss) on investments
                              and foreign currency transactions. . . . . . . . . . . . . .                             (841,189)

                           Accumulated net unrealized appreciation (depreciation)
                              on investments and foreign currency transactions . . . . . .                            8,263,720

                                                                                                                  _____________

NET ASSETS     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          $78,684,413

                                                                                                                  _____________

SHARES OUTSTANDING

(UNLIMITED NUMBER OF $.001 PAR VALUE SHARES OF BENEFICIAL INTEREST AUTHORIZED) . . . . . .                            2,263,357

NET ASSET VALUE, offering and redemption price per share . . . . . . . . . . . . . . . . .                               $34.76

                                                                                                                        _______


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS GLOBAL GROWTH FUND
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS                          YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
INCOME:                    Cash dividends (net of $174,609 foreign taxes
                              withheld at source)  . . . . . . . . . . . . . . . . . . . .         $1,494,802

                           Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . .             95,574

                                                                                                 ____________

                                 Total Income  . . . . . . . . . . . . . . . . . . . . . .                           $1,590,376

EXPENSES:                  Management fee--Note 3(a) . . . . . . . . . . . . . . . . . . .            673,379

                           Shareholder servicing costs--Note 3(b)  . . . . . . . . . . . .            301,776

                           Custodian fees  . . . . . . . . . . . . . . . . . . . . . . . .             82,624

                           Trustees' fees and expenses--Note 3(c)  . . . . . . . . . . .               45,105

                           Interest expense--Note 2  . . . . . . . . . . . . . . . . . . .             39,595

                           Professional fees . . . . . . . . . . . . . . . . . . . . . . .             36,118

                           Registration fees . . . . . . . . . . . . . . . . . . . . . . .             26,021

                           Prospectus and shareholders' reports  . . . . . . . . . . . .                8,595

                           Miscellaneous     . . . . . . . . . . . . . . . . . . . . . . .              8,367

                                                                                                 ____________

                                 Total Expenses  . . . . . . . . . . . . . . . . . . . . .                            1,221,580

                                                                                                                   ____________

INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                              368,796

                                                                                                                   ____________

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                           Net realized gain (loss) on investments and
                              foreign currency transactions  . . . . . . . . . . . . . . .         $5,748,209

                           Net realized gain (loss) on forward currency exchange contracts . .     (3,558,567)

                                                                                                 ____________

                                 Net Realized Gain (Loss)  . . . . . . . . . . . . . . . .                            2,189,642

                           Net unrealized appreciation (depreciation) on investments
                              and foreign currency transactions  . . . . . . . . . . . . .                             (301,311)

                                                                                                                   ____________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . . . . . .                            1,888,331

                                                                                                                   ____________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . . . . .                             $2,257,127

                                                                                                                   ____________

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS GLOBAL GROWTH FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                         Year Ended           Year Ended

                                                                                     December 31, 1998     December 31, 1997
                                                                                     __________________    __________________
OPERATIONS:

  Investment income (loss)--net  . . . . . . . . . . . . . . . . . . . . . . . .     $        368,796      $         (38,663)

  Net realized gain (loss) on investments  . . . . . . . . . . . . . . . . . . .            2,189,642              7,768,638

  Net unrealized appreciation (depreciation) on investments  . . . . . . . . . .             (301,311)             3,781,544

                                                                                      ________________      _________________

       Net Increase (Decrease) in Net Assets Resulting from Operations . . . . .            2,257,127             11,511,519

                                                                                      ________________      _________________

DIVIDENDS TO SHAREHOLDERS:

  From investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . .             (360,909)              (251,558)

  From net realized gain on investments  . . . . . . . . . . . . . . . . . . . .               --                 (6,680,619)

  In excess of net realized gain on investments  . . . . . . . . . . . . . . . .               --                 (3,030,831)

                                                                                      ________________      _________________

       Total Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             (360,909)            (9,963,008)

                                                                                      ________________      _________________

BENEFICIAL INTEREST TRANSACTIONS:

  Net proceeds from shares sold  . . . . . . . . . . . . . . . . . . . . . . . .          120,336,230             89,828,509

  Dividends reinvested . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              336,853              9,578,154

  Cost of shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . .         (135,359,697)          (105,656,612)

                                                                                      ________________      _________________

       Increase (Decrease) in Net Assets from Beneficial Interest Transactions .          (14,686,614)            (6,249,949)

                                                                                      ________________      _________________

         Total Increase (Decrease) in Net Assets . . . . . . . . . . . . . . . .          (12,790,396)            (4,701,438)

NET ASSETS:

  Beginning of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           91,474,809             96,176,247

                                                                                      ________________      _________________

  End of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $   78,684,413         $   91,474,809

                                                                                      ________________      _________________

UNDISTRIBUTED INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . .    $          16,065     $            8,178

                                                                                      ________________      _________________


                                                                                          Shares                 Shares
                                                                                      ________________      _________________

CAPITAL SHARE TRANSACTIONS:

  Shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            3,394,639              2,304,373

  Shares issued for dividends reinvested . . . . . . . . . . . . . . . . . . . .                9,969                281,514

  Shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (3,790,910)            (2,714,455)

                                                                                      ________________      _________________

       Net Increase (Decrease) in Shares Outstanding . . . . . . . . . . . . . .             (386,302)              (128,568)
                                                                                      ________________      _________________

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS GLOBAL GROWTH FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                     Year Ended December 31,
                                                                   ____________________________________________________________

PER SHARE DATA:                                             1998           1997           1996           1995         1994
                                                           ______         ______         ______         ______       ______
   Net asset value, beginning of period  . . . . . .       $34.52         $34.62         $36.97         $32.99       $35.66
                                                           ______         ______         ______         ______       ______

   Investment Operations:

   Investment income (loss)--net . . . . . . . . . .          .16           (.01)           .19           1.01          .33

   Net realized and unrealized gain (loss)
      on investments . . . . . . . . . . . . . . . .          .24           4.19           4.19           2.97        (3.00)
                                                           ______         ______         ______         ______       ______

   TOTAL FROM INVESTMENT OPERATIONS  . . . . . . . .          .40           4.18           4.38           3.98        (2.67)
                                                           ______         ______         ______         ______       ______

   Distributions:

   Dividends from investment income--net . . . . . .         (.16)          (.11)          (.18)            --           --

   Dividends in excess of investment income--net . .           --             --           (.06)            --           --

   Dividends from net realized gain on investments .           --          (2.87)         (6.22)            --           --

   Dividends in excess of net realized gain
      on investments . . . . . . . . . . . . . . . .           --          (1.30)          (.27)            --           --
                                                           ______         ______         ______         ______       ______

   TOTAL DISTRIBUTIONS . . . . . . . . . . . . . . .         (.16)         (4.28)         (6.73)            --           --
                                                           ______         ______         ______         ______       ______

   Net asset value, end of period  . . . . . . . . .       $34.76         $34.52         $34.62         $36.97       $32.99
                                                           ______         ______         ______         ______       ______

TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . .         1.16%        12.27%          11.95%         12.06%*      (7.49%)*

RATIOS/SUPPLEMENTAL DATA:

   Ratio of operating expenses to average net assets . .     1.32%         1.34%           1.39%          1.46%        1.40%

   Ratio of interest expense and dividends on securities
      sold short to average net assets . . . . . . .          .04%          .01%            --             .01%          --

   Ratio of net investment income (loss)
      to average net assets  . . . . . . . . . . . .          .41%         (.04%)           .51%           .86%         .57%

   Portfolio Turnover Rate   . . . . . . . . . . . .       206.70%       145.59%         163.12%        225.45%      147.28%

   Net Assets, end of period (000's Omitted)   . . .      $78,684       $91,475         $96,176       $104,561     $134,067
-----------------------------

*  Exclusive of sales load.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS GLOBAL GROWTH FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

   Dreyfus Global Growth Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The Fund' s investment objective is capital growth. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.

   The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

   (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

   (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the Fund receives net earnings credits based on available cash balances left on deposit.

   (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS GLOBAL GROWTH FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   The Fund has an unused capital loss carryover of approximately $99,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1998. If not applied, the carryover expires in fiscal 2006.

NOTE 2--BANK LINE OF CREDIT:

   In accordance with an agreement with a bank, the Fund may borrow up to $10 million under a short-term unsecured line of credit. Interest on borrowings is charged at rates which are related to the Federal Funds rate in effect from time to time.

   The average daily amount of borrowings outstanding during the period ended December 31, 1998 was approximately $639,200 with a related weighted average annualized interest rate of 6.19%.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

   (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly.

   (B) Under the Shareholder Services Plan, the Fund pays the Distributor for the provision of certain services at an annual rate of .25 of 1% of the value of the Fund's average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 1998, the Fund was charged $224,460 pursuant to the Shareholder Services Plan.

The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended December 31, 1998, the Fund was charged $61,989 pursuant to the transfer agency agreement.

   (C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Trustee Emeritus receives 50% of such compensation.

NOTE 4--SECURITIES TRANSACTIONS:

   (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended December 31, 1998 amounted to $180,837,155 and $193,839,962, respectively.

   In   addition,  the  following  summarizes  open  forward  currency  exchange contracts at December 31, 1998:

                                                        Foreign Currency                                          Unrealized

Forward Currency Exchange Contracts                          Amounts          Proceeds             Value         Appreciation
_________________________________                        _______________     __________         __________       ____________
Sales:
_____

  British Pounds, expiring 2/2/99 . . . . . . . . . . .     3,000,000        $4,995,750         $4,975,500          $20,250

                                                                                                                   ________


DREYFUS GLOBAL GROWTH FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.

   (B) At December 31, 1998, accumulated net unrealized appreciation on investments and forward currency exchange contracts was $8,256,916, consisting of $12,438,238 gross unrealized appreciation and $4,181,322 gross unrealized depreciation.

At December 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS GLOBAL GROWTH FUND
-----------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF TRUSTEES

DREYFUS GLOBAL GROWTH FUND

  We have audited the accompanying statement of assets and liabilities of Dreyfus Global Growth Fund, including the statement of investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Global Growth Fund at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.




New York, New York

February 3, 1999


DREYFUS GLOBAL GROWTH FUND
-----------------------------------------------------------------------------

IMPORTANT TAX INFORMATION (UNAUDITED)

   In accordance with Federal tax law, the Fund elects to provide each shareholder with their portion of the Fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund hereby makes the following designations regarding its fiscal year ended December 31, 1998:

   -- the total amount of taxes paid to foreign countries was $174,609.

   -- the total amount of income sourced from foreign countries was $232,876.

   As required by Federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign source income for the 1998 calendar year with Form 1099-DIV which will be mailed by January 31, 1999.

   For Federal tax purposes the Fund hereby designates 82.24% of the ordinary dividends paid during the fiscal year ended December 31, 1998 as qualifying for the corporate dividends received deduction.


                                   [reg.tm logo]

                                   (reg.tm)

DREYFUS GLOBAL GROWTH FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

The Bank of New York

90 Washington Street

New York, NY 10286

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940












Printed in U.S.A.                                             033AR9812

Global

Growth Fund

Annual Report

December 31, 1998